UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 7, 2006
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL II CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                  NEVADA          000-28793            84-1491673
                 -------          ---------            ----------
                State of         Commission           IRS Employer
              incorporation      File Number      Identification Number

                                1080 Beaver Hall
                                   Suite 1555
                              Montreal, Qc, CANADA
                                     H2Z 1S8
                    -----------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)


          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 6, 2006, Schwartz Levitsky Feldman LLP (the "Former Accountant") resigned as the Company's accountant. The Company has engaged Michael Pollack, CPA as its principal accountants effective February 7, 2006. The decision to change accountants was approved by the Company's board of directors. The Company did not consult with Michael Pollack, CPA on any matters prior to retaining such firm as its principal accountants.

From the time that the Former Accountant was engaged on August 31, 2005 and through the interim period ended February 6, 2006, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs
(a)(1)(iv)(B) of Item 304 of Regulation S-B.

The Former Accountant issued the audit report for the Registrant's financial statements for year ending September 30, 2004. This report did not contain an adverse opinion or a disclaimer of opinion except for a modification as to uncertainty.

The Former Accountant issued the audit report for the Registrant's financial statements for year ending September 30, 2004. During this period and the subsequent interim period prior to the resignation of the Former Auditor, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the Former Auditor's satisfaction would have caused the Former Auditor to make reference to this subject matter of the disagreements in connection with the Former Auditor's report, nor did the Former Accountant advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B) of Item 304 of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant determined that a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Schwartz Levitsky Feldman LLP was approved by the Registrant's Board of Directors.

On February 6, 2006, the Company provided the Former Accountant with its disclosures in this Form 8-K disclosing the resignation of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant's response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c)  Exhibits

      Exhibit 16.1 Letter regarding change in certifying accountant.
      Exhibit 16.2 Audit report of Schwartz Levitsky Feldman LLP covering the 2004 pre-acquisition financial statements of Teliphone.




SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      OSK CAPITAL II CORP.



DATE: April 7, 2006

                            /s/ George Metrakos
                            ------------------------
                            George Metrakos
                            CEO and Chairman
                            OSK CAPITAL II CORP.